UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2025
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MSC INDUSTRIAL DIRECT CO., INC.
(Exact name of registrant as specified in its charter)
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New York	1-14130	11-3289165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Broadhollow Road, Suite 1000, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (516) 812-2000

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	MSM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 amends the Current Report on Form 8-K filed by MSC Industrial Direct Co. Inc., (the “Company”), on October 23, 2025 (the “Original 8-K”) regarding, among other things, the voluntary resignation of Erik Gershwind as the Chief Executive Officer of the Company. The Company is filing this Amendment No. 1 to disclose details of Mr. Gershwind’s separation that were not determined at the time of filing the Original 8-K. The other disclosures in the Original 8-K remain the same and are not amended hereby.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On December 31, 2025, Mr. Gershwind’s previously announced voluntary resignation as the Company’s Chief Executive Officer became effective. In connection with his resignation, the Company and Sid Tool Co., Inc., a wholly-owned subsidiary of the Company, entered into a Confidential Separation and Release Agreement, dated December 31, 2025 (the “Separation Agreement”), with Mr. Gershwind. Under the terms of the Separation Agreement, in consideration for a general release of claims and subject to continued compliance with confidentiality, non-solicitation and non-competition agreements entered into during his employment with the Company, Mr. Gershwind will be eligible to receive an amount equal to one-third of the annual cash performance bonus that he would have been paid in respect of the Company’s fiscal year 2026 under the Company’s annual performance bonus plan (the “Bonus Plan”) if he had remained employed with the Company through the date on which bonuses are paid for fiscal year 2026 (the “Special Payment”). The Special Payment will be subject to the terms and conditions of the Bonus Plan and will be paid in a single lump sum on the earlier of (i) the date that bonuses are paid under the Bonus Plan to employees of the Company following the close of fiscal year 2026, or (ii) December 31, 2026.

The foregoing description of the terms and conditions of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits:

10.1	Confidential Separation and Release Agreement, dated December 31, 2025, between MSC Industrial Direct Co., Inc., Sid Tool Co., Inc. and Erik Gershwind.
104	Cover Page Interactive Data File (embedded within the Inline XBRL documents).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC INDUSTRIAL DIRECT CO., INC.

Date:	January 5, 2026	By:	/s/ NEAL DONGRE
		Name:	Neal Dongre
		Title:	Senior Vice President, General Counsel and Corporate Secretary
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